UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2026

Date of Report (Date of earliest event reported)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Montreal Ave. Suite 133, Melbourne, Florida 32935

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (914) 630-7430

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Secured Convertible Promissory Note Exchange Agreement

On June 30, 2026, MGT Capital Investments, Inc. (the “Company”) entered into a Secured Convertible Promissory Note Exchange Agreement (the “Exchange Agreement”) with Project Nickel LLC (“Lender”). Pursuant to the Exchange Agreement, the Company and Lender agreed to fully settle, retire, and extinguish that certain outstanding Secured Convertible Promissory Note, dated September 22, 2025, originally issued in the aggregate principal amount of $1,220,240.00 (the “2025 Note”).

Under the terms of the Exchange Agreement, Lender completely surrendered the 2025 Note to the Company for cancellation. In consideration for the complete satisfaction and permanent extinguishment of all principal, accrued interest, and obligations under the 2025 Note, the Company issued to Lender:

1.	3,250,000 shares of a newly designated series of preferred stock, designated as Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”); and

2.	750,131,126 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Exchange Agreement includes standard representations, warranties, and a mutual release of claims effective upon the closing of the exchange transaction.

Securities Purchase Agreement

On June 30, 2026, the Company entered into a standalone Securities Purchase Agreement and a concurrent Subscription Agreement (collectively, the “Purchase Agreements”) with David M. Garrity. Pursuant to the Purchase Agreements, the Company issued and sold to Mr. Garrity 150,000,000 shares of its Common Stock, par value $0.001 per share, at a purchase price of $0.00033 per share, for an aggregate cash consideration of $50,000.00.

The foregoing descriptions of the Exchange Agreement and the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full texts of such agreements, which are filed as Exhibits 10.1, and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures regarding the unregistered equity issuances set forth under Item 1.01 of this Current Report on Form 8-K are incorporated into this Item 3.02 by reference.

The issuance of 3,250,000 shares of Series E Preferred Stock and 750,131,126 shares of Common Stock to Project Nickel LLC was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act, as an exchange of securities by an issuer with an existing security holder exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

The issuance of 150,000,000 shares of Common Stock to David M. Garrity was not registered under the Securities Act, in reliance upon the exemption from registration provided under Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving any public offering. No general solicitation or advertising was used in connection with either transaction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2026, pursuant to Article III, Sections 2 and 11 of the Amended and Restated By-Laws of the Company, the sole remaining member of the Board of Directors (the “Board”) executed a written consent to expand the fixed size of the Board from one (1) member to three (3) members, and filled the resulting corporate vacancies by electing Jonathan M. Pfohl and David M. Garrity as new members of the Board, effective immediately.

Appointment of Jonathan M. Pfohl

Jonathan M. Pfohl, who currently serves as the Company’s Interim Chief Executive Officer and Chief Financial Officer, was appointed to serve as a member of the Board. Mr. Pfohl will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified.

Appointment of David M. Garrity

David M. Garrity was appointed as an independent member of the Board to hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified. The Board formally determined that Mr. Garrity qualifies as an “independent director” under NASDAQ Listing Rule 5605(a)(2).

There are no family relationships between Mr. Garrity or Mr. Pfohl and any other director or executive officer of the Company. Except for the private placement transaction disclosed under Item 1.01 of this report, there are no transactions involving Mr. Garrity or Mr. Pfohl that require disclosure under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws;

On June 30, 2026, the Company filed a Certificate of Designation of Series E Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing a new designated class of 3,250,000 authorized preferred shares, par value $0.001 per share. The Series E Preferred Stock carries certain preferences, rights, and structural limitations, including a fixed 9.9% Beneficial Ownership Limitation blocker.

A copy of the Certificate of Designation as filed in Delaware is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Designation dated June 30, 2026
10.1	Secured Convertible Note Exchange Agreement, dated June 30, 2026, by and between MGT Capital Investments and Project Nickel LLC.
10.2	Securities Purchase and Subscription Agreement dated June 30, 2026, by and between MGT Capital Investments, Inc. and David M. Garrity.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Jonathan M. Pfohl
Jonathan M. Pfohl
Interim Chief Executive Officer & Chief Financial Officer